UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2016
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 2, 2016, Sumner M. Redstone resigned from his position as Executive Chairman of the Board of Directors (the “Board”) of CBS Corporation (the “Company” or “CBS”). Mr. Redstone remains a director of the Company. On February 3, 2016, the CBS Board elected Leslie Moonves, the Company’s President and Chief Executive Officer and a current member of the Board, to serve as Chairman of the Board and appointed Mr. Redstone to the position of Chairman Emeritus.
A copy of the Company’s press release announcing the foregoing is filed herewith as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as a part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press Release of CBS Corporation dated February 3, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Lawrence P. Tu
	Name:	Lawrence P. Tu
	Title:	Senior Executive Vice President and Chief Legal Officer

Date: February 4, 2016

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press Release of CBS Corporation dated February 3, 2016

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